EXHIBIT 10.14


                                        GKN Holding Corp.           212-509-3800
                                        61 Broadway             Fax 212-425-5861
                                        New York, NY 10006


GKN HOLDING

                                        Joachim Stahler
                                        Employee Name


                               GKN HOLDING CORP.

                               WARRANT AGREEMENT

     AGREEMENT, made as of January 30, 1996 between GKN HOLDING CORP., a Delaware corporation ("Company"), and Joachim Stahler ("Employee" or "Grantee").

     WHEREAS, on January 31, 1996 the Board of Directors of the Company authorized the sale to the Employee of warrants to purchase an aggregate of 80,000 of the authorized but unissued or treasury shares of the Common Stock of the Company ("Common Stock"), on the terms and conditions set forth in this Agreement; and

     WHEREAS, the Employee desires to acquire said warrants on the terms and conditions set forth in this Agreement;

     IT IS AGREED:

     1. The Company hereby grants to the Employee the right and option to purchase all or any part of an aggregate of 80,000 shares of Common Stock on the terms and conditions set forth herein (the "Warrant").

     2. The purchase price of each share of Common Stock subject to the Warrant ("Warrant Shares") shall be equal to the price (after appropriate adjustment, if any, for stock splits, dividends, and the like) at which the Company sells its common stock in its initial public offering of securities ("IPO"); provided, however, that if the Warrant is exercised prior to the consummation of the IPO, the purchase price will be equal to 150% of the per-share book value of the Company as of the end of the Company's last fiscal year prior to exercise, as such book value is determined, in accordance with United States GAAP, by the Company's independent auditors.

     3. (a) The Warrant shall be exercisable at any time, in whole or in part, commencing January 30, 1996 and shall remain exercisable, except as otherwise provided herein, until the close of business on January 30, 2001, provided, however, that the Warrant may be exercised, except as provided in subparagraph
(b) below, only if the Employee at the time of exercise is employed by the Company or any wholly or majority owned Subsidiary thereof ("Subsidiary") and shall have been so employed continuously since the date of this Agreement.

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          (b) If the Employee's employment with the Company or a Subsidiary terminates for any reason prior to the time that the Warrant has been fully exercised, the portion of the Warrant which has not yet been exercised shall expire on the earlier of 90 days after such termination or January 30, 2001.

          (c) The Warrant shall not be assignable or transferable except (i) to members of Employee's immediate family and trusts formed for their benefit and
(ii) in the event of the death of the Employee, by will or by the laws of descent and distribution. No transfer of the Warrant by the Employee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will; and no transfer shall be effective to bind the Company unless the Company shall be furnished such evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Warrant.

     4. The Employee shall not have any of the rights of a stockholder with respect to the Warrant Shares until such shares have been issued after the due exercise of the Warrant.

     5. In the event of a reorganization, recapitalization, reclassification, stock split or exchange, stock dividend, combination of shares, or any other similar change in the Common Stock of the Company, the Board of Directors of the Company shall, in its sole discretion, make such equitable, proportionate adjustments, if any, as it deems appropriate in the number and kind of shares covered by the Warrant and in the option price thereunder, in order to preserve the Employee's proportionate interest in the Company and to maintain the aggregate option price; provided, however, that upon the dissolution or liquidation of the Company, or upon any merger, consolidation or other form of reorganization, or upon the sale of all or substantially all of the Company's assets, the Warrant may be terminated by the Company or its successor and be of no further effect.

     6. The Company hereby represents and warrants to the Employee that the Warrant Shares, when issued and delivered by the Company to the Employee in accordance with the terms and conditions hereof, will be duly and validly issued and fully paid and non-assessable.

     7. The Employee hereby represents and warrants to the Company that he is acquiring the Warrant and shall acquire the Warrant Shares for his own account and not with a view to the distribution thereof.

     8. Anything in this Agreement to the contrary notwithstanding, the Employee hereby agrees that he shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him without registration under the Securities Act of 1933, as amended ("Act"), or in the event that they are not so registered, unless (a) an exemption from the Act is available thereunder, and
(b) the Employee has furnished the Company with notice of


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such proposed transfer and the Company's legal counsel, in its reasonable opinion, shall deem such proposed transfer to be so exempt.

     9. The Employee hereby acknowledges that:

          (a) All reports and documents required to be filed by the Company with the National Association of Securities Dealers, Inc. and Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 and other applicable laws within the last 12 months have been made available to the Employee for his inspection.

          (b) If he exercises the Warrant he must bear the economic risk of the investment in the Warrant Shares for an indefinite period of time because the Warrant Shares will not have been registered under the Act and cannot be sold by him unless they are registered under the Act or an exemption therefrom is available thereunder.

          (c) In his position with the Company, he has had both the opportunity to ask questions of and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent to the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to subparagraph (a) above.

          (d) The Company shall place stop transfer orders with its transfer agent against the transfer of the Warrant Shares in the absence of registration under the Act or an exemption therefrom.

          (e) The certificates evidencing the Warrant Shares shall bear the following legends:

          "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

     10. Subject to the terms and conditions of the Agreement, the Warrant may be exercised by written notice to the Company at its principal place of business. Such notice shall state the election to exercise the Warrant and the number of Warrant Shares in respect to which it is being exercised, shall contain a representation and agreement by the person or persons so exercising the Warrant that the Warrant Shares are being purchased for investment and not with a view to the distribution or resale thereof, and shall be signed by the person or persons so exercising the Warrant. Such notice shall be accompanied by payment of the full purchase price of the Warrant


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

Shares and any withholding or other taxes which may be payable by the Employee. As soon as practicable after the notice and payment is received and cleared the banking system, the certificate or certificates evidencing the Warrant Shares shall be issued in the name of the person or persons so exercising the Warrant.

     11. All notices, requests, deliveries, payments, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall either be delivered personally or sent by facsimile transmission or certified mail, return receipt requested, postage prepaid, to the parties at their respective addresses set forth below, or to such other address as either shall have specified by notice in writing to the other, and shall be deemed duly given hereunder when so delivered, faxed or mailed, as the case may be.

     12. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

     13. This Agreement constitutes the entire agreement between the parties with respect to the subject matter thereof.

     14. This Agreement shall inure to the benefit of and be binding upon the parties hereto and to the extent not prohibited herein, their respective heirs, successors, assigns and representatives. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto and as provided above, their respective heirs, successors, assigns and representatives any rights, remedies, obligations or liabilities.

     15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.


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     IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the
30th day of January, 1996.


GKN HOLDING CORP.                                             EMPLOYEE:

By:/s/ David M. Nussbaum                         /s/ Joachim Stahler
   ---------------------------                   -------------------------------
   David M. Nussbaum, Chairman                   Joachim Stahler



Address:                                         Address:

- ------------------------------                   MEIENBERGWEG 53
                                                 8645 JONA
- ------------------------------                   SWITZERLAND

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Fax No:                                          Fax No:

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